SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:February 22, 2001
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         333-72493                   75-2006294
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(State or Other Juris-          (Commission              (I.R.S. Employer
diction of Incorporation)      File Number)           Identification No.)


   8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota    55437
        (Address of Principal Executive Office)                   (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

Item 5. Other Events.

               On February 30, 2001, the Registrant will cause the issuance and sale of approximately $207,705,413.43 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-S4, Class - A1, Class - A2, Class - A3, Class - A4, Class R-1, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, as Trustee.

               In connection with the sale of the Series 2001-S4, Class A-1 through A-4 Certificates, other than a de minimis portion of each of the Class R-1 Certificates (the "Underwritten Certificates") to Merrill Lynch, Pierce, Fenner & Smith, Inc. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-72493, which Computational Materials are being filed electronically as exhibits to this report.

               The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The  Underwriters   have  advised  the  Registrant  that  certain
          information in the Computational Materials may have been based on assumptions that differed from the final pool information.

               The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                  Description
-----------                -----------                  -----------
            1                  99                       Computational
                                                        Materials

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                  RESIDENTIAL FUNDING MORTGAGE
                                  SECURITIES I, INC.

                                  By:    /s/ Randy Van Zee
                                  Name:   Randy Van Zee
                                  Title:  Vice President




Dated: February 22, 2001

                                  EXHIBIT INDEX


              Item 601 (a) of        Sequentially
 Exhibit      Regulation S-K         Numbered
 Number       Exhibit No.            Description                 Page
 -------      -----------            ------------------          --------

 1                 99               Computational Materials      Filed
                                                                Electronically

                                     EXHIBIT